Contingencies and Commitments	12 Months Ended
Sep. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
Contingencies and Commitments

Note 15 — Contingencies and Commitments

Commitments

The Company leases office space and vehicles under non-cancelable operating leases in various countries in which it does business. Future minimum non-cancelable lease payments, which include rent and other payments the Company is obligated to make, based on the Company’s contractual obligations as of September 30, 2016 are as follows:

For the year ended September 30,
2017	$76,969
2018	57,690
2019	49,026
2020	27,747
2021	20,344
Thereafter	45,346

$277,122

Rent expense net of sublease income was approximately $53,164, $47,032 and $45,032 for fiscal years 2016, 2015 and 2014, respectively. The Company had no committed future sublease income as of September 30, 2016.

Legal Proceedings

The Company is involved in various legal claims and proceedings arising in the normal course of its business. The Company accrues for a loss contingency when it determines that it is probable, after consultation with counsel, that a liability has been incurred and the amount of such loss can be reasonably estimated. At this time, the Company believes that the results of any such contingencies, either individually or in the aggregate, will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

The Company is currently defending a lawsuit against certain of its subsidiaries in Oregon District Court alleging breach of contract and trade secret misappropriation. According to the suit, the Company improperly utilized information received from the plaintiff in connection with its electronic payment processing solution, which is one of several components of its mobile financial services offerings. During fiscal year 2016, the District Court denied the Company’s motions to dismiss and to compel arbitration with respect to certain of the claims, and the proceedings will continue. The Company intends to continue to vigorously defend against the allegations set forth in the complaint. At this stage, the Company cannot determine that a loss amount is probable and is unable to reasonably estimate the ultimate outcome of the above suit, therefore no amounts have been accrued related to the outcome of the suit above.

Guarantor’s Accounting and Disclosure Requirements for Guarantees

In the ordinary course of its business, the Company provides certain customers with financial performance guarantees which, in certain cases, are backed by lines of credit. The Company is only liable for the amounts of those guarantees in the event of the Company’s nonperformance, which would permit the customer to exercise the guarantee.

The Company generally offers its products with a limited warranty for a period of 90 days or more. The Company’s policy is to accrue for warranty costs, if needed, based on historical trends in product failure. Based on the Company’s experience, only minimal warranty charges have been required after revenue was fully recognized and, as a result, the Company did not accrue any amounts for product warranty liability during fiscal years 2016, 2015 and 2014.

The Company generally indemnifies its customers against claims made by third parties arising from the use of the Company’s software and certain other matters. To date, the Company has incurred and recorded immaterial costs as a result of such obligations in its consolidated financial statements.